SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 1, 2001

                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)

TEXAS                        0-8493                       74-1051605
(State or other       (Commission File Number)           (I.R.S.  Employer
jurisdiction                                              Identification No.)
of incorporation)

2707 NORTH LOOP WEST
HOUSTON, TEXAS                                            77008
(Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (713) 868-7700

Item 5.  Other Events.
        ------------

On February 1, 2001, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's partnership with Mercury MerCruiser on Regional Power Centers.

Item 7.  Exhibits.
         ---------

Exhibit 99.1 Company Press Release dated February 1, 2001 titled Stewart & Stevenson Partners with Mercury MerCruiser on Regional Power Centers.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    STEWART & STEVENSON SERVICES, INC.

Date:  February 1, 2001             By:  /s/ JOHN H. DOSTER
                                        Name:     John H. Doster
                                        Title:    Senior Vice President and
                                                  Chief Financial officer